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                                                                    Exhibit 99.1

                       CHIQUITA BRANDS INTERNATIONAL, INC.
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                               PARENT COMPANY ONLY
                               -------------------

                                 (In thousands)

                             Condensed Balance Sheet
                             -----------------------


                                                                    December 31,
ASSETS                                                                  2001
                                                                    ------------
Current assets
 Prepaid expenses and other current assets                          $       732
                                                                    ------------
  Total current assets                                                      732

Investments in and accounts with subsidiaries                         1,424,961
Other assets                                                             15,328
                                                                    ------------
  Total assets                                                      $ 1,441,021
                                                                    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise
Current liabilities
 Accounts payable and accrued liabilities                           $    10,735
                                                                    ------------
  Total current liabilities                                              10,735

Other liabilities                                                        18,872
                                                                    ------------
  Total liabilities not subject to compromise                            29,607

Liabilities subject to compromise                                       962,820
                                                                    ------------
  Total liabilities                                                     992,427

Shareholders' equity                                                    448,594
                                                                    ------------
  Total liabilities and shareholders' equity                        $ 1,441,021
                                                                    ============